Commitments, Guarantees and Contingent Liabilities (Amounts Due of Certain Computer Systems Operated and Maintained under Non-cancelable Contracts with Third-party Service Providers) (Detail) - JPY (¥)
¥ in Millions
	Mar. 31, 2026	Mar. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
2026		¥ 5,809
2027	¥ 8,029	4,618
2028	5,359	2,884
2029	1,382	106
2030	802	51
2031	208
On or after 2031		1
On or after 2032	0
Total	¥ 15,780	¥ 13,469